SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                -----------------

                                 CLASSES A AND C


                   DWS International Value Opportunities Fund

The following information replaces similar disclosure under "Management Fee" in the "Who Manages and Oversees the Fund" section of the fund's Class A and C shares prospectus:

As compensation for its services, DIMA is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.800% on the first $500 million; 0.780% on the next $500 million; 0.760% on the next $1 billion and 0.740% thereafter.












               Please Retain This Supplement for Future Reference.








January 2, 2008
DIVOF-3600


                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group